UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2013

ENERGY QUEST, INC.

(Exact name of registrant as specified in charter)

Wyoming	000-28305	91-1880015
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 Firetower Road, Leesburg, Georgia	31763
(Address of principal executive offices)	(Zip Code)

(229) 759-9176

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))



Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company 

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The following directors have resigned as directors of Energy Quest Inc. (the “Company”) as of the following dates:

1.	Abdul Al Hamri – as of April 19, 2013;
2.	Peter J. Stephen – as of June 12, 2013; and
3.	Michael Midagliotti – as of September 28, 2015.

All of the resignations noted above were not motivated by a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On April 1, 2014, the Company’s board of directors appointed Mr. Charles Edward (Eddie) Slavens as the Company’s Chief Operating Officer (COO). The board of directors concurrently appointed Mr. Slavens as a director of the Company on the same date. The appointment of Mr. Slavens brings the total number of directors now serving on the Company’s board of directors to three.

Mr. Slavens has over thirty-five years of experience in sales and marketing, holding key managerial positions, which have included start-up companies, with an emphasis in the oil and gas, chemical and environmental industries. From 2008 to present, Mr. Slavens served as President/CEO of Sonofuels, LLC, a company which has developed an economic technology for the conversion of coal-to-liquids. Prior to his latest post, he was Vice President/COO of an energy based Texas company in the processing of heavy to light crude and alternate energy. He was a registered environmental manager with National Registry of Environmental Professionals, Licensed New Mexico General Contractor and Certified Business Development Manager. He attended Texas Tech University in Pre-Med and Civil Engineering.

Mr. Slavens will serve as our officer and director until his duly elected successor is appointed or he resigns. There are no arrangements or understandings between Mr. Slavens and any other person pursuant to which he was selected as an officer and director. There are no family relationship between Mr. Slavens and any of our officers or directors. Mr. Slavens has not held any other directorships in a company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY QUEST, INC.

Date: November 30, 2017	By: /s/ Ron Foster
Ron Foster, President and CEO

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